Morgan Stanley European Equity Fund Inc.

Portfolio of Investments • July 31, 2019 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.5%)
	Denmark (11.7%)
	Chemicals
73,928	Novozymes A/S, Series B	$3,429,336

	Health Care Equipment & Supplies
39,793	Coloplast A/S, Series B	4,634,602

	Pharmaceuticals
77,601	Novo Nordisk A/S, Series B	3,724,588
	Total Denmark	11,788,526

	Finland (3.5%)
	Machinery
62,077	Kone Oyj, Class B	3,538,287

	France (4.4%)
	Textiles, Apparel & Luxury Goods
6,227	Hermes International	4,376,097

	Germany (18.5%)
	Auto Components
23,891	Continental AG	3,304,823

	Chemicals
43,932	Symrise AG	4,069,758

	Health Care Providers & Services
70,520	Fresenius SE & Co., KGaA	3,561,069

	Household Products
28,786	Henkel AG & Co., KGaA (Preference)	2,967,382

	Software
37,827	SAP SE	4,692,357
	Total Germany	18,595,389

	Netherlands (4.9%)
	Semiconductors & Semiconductor Equipment
22,205	ASML Holding N.V.	4,925,195

	Spain (8.8%)
	Biotechnology
148,946	Grifols SA	4,817,563

	Information Technology Services
51,819	Amadeus IT Group SA	4,053,272
	Total Spain	8,870,835

	Sweden (4.1%)
	Building Products
178,173	Assa Abloy AB, Class B	4,080,928

	Switzerland (22.7%)
	Building Products
7,705	Geberit AG (Registered)	3,548,888

	Food Products
36,948	Nestle SA (Registered)	3,920,828

	Health Care Equipment & Supplies
43,207	Alcon, Inc. (a)	2,499,047

	Pharmaceuticals
23,070	Novartis AG (Registered)	2,115,498
12,745	Roche Holding AG (Genusschein)	3,412,533
		5,528,031
	Professional Services
1,439	SGS SA (Registered)	3,549,379

	Textiles, Apparel & Luxury Goods
43,761	Cie Financiere Richemont SA (Registered)	3,735,119
	Total Switzerland	22,781,292

	United Kingdom (19.9%)
	Hotels, Restaurants & Leisure
149,632	Compass Group PLC	3,771,733

	Household Products
45,391	Reckitt Benckiser Group PLC	3,519,355

	Professional Services
146,740	Experian PLC	4,451,808
186,129	RELX PLC	4,414,706
		8,866,514

	Tobacco
106,773	British American Tobacco PLC	3,810,012
	Total United Kingdom	19,967,614
	Total Common Stocks (Cost $75,518,969)	98,924,163

NUMBER OF SHARES (000)
	Short-Term Investment (0.1%)
	Investment Company
66	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (b) (Cost $66,264)		66,264

	Total Investments (Cost $75,585,233) (c)(d)(e)	98.6%	98,990,427
	Other Assets in Excess of Liabilities	1.4	1,439,676
	Net Assets	100.0%	$100,430,103

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

(a)                                                         Non-income producing security.

(b)                                                         The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended July 31, 2019, advisory fees paid were reduced by $1,201 relating to the Fund’s investment in the Liquidity Funds.

(c)                                                          The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended July 31, 2019, the Fund did not engage in any cross-trade transactions.

(d)                                                         The fair value and percentage of net assets, $98,924,163 and 98.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.

(e)                                                          At July 31, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $26,271,501 and the aggregate gross unrealized depreciation is $2,866,307, resulting in net unrealized appreciation of $23,405,194.

Morgan Stanley European Equity Fund Inc.

Summary of Investments • July 31, 2019 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Professional Services	$12,415,893	12.5%
Pharmaceuticals	9,252,619	9.3
Textiles, Apparel & Luxury Goods	8,111,216	8.2
Building Products	7,629,816	7.7
Chemicals	7,499,094	7.6
Health Care Equipment & Supplies	7,133,649	7.2
Household Products	6,486,737	6.6
Semiconductors & Semiconductor Equipment	4,925,195	5.0
Biotechnology	4,817,563	4.9
Software	4,692,357	4.7
Information Technology Services	4,053,272	4.1
Food Products	3,920,828	4.0
Tobacco	3,810,012	3.8
Hotels, Restaurants & Leisure	3,771,733	3.8
Health Care Providers & Services	3,561,069	3.6
Machinery	3,538,287	3.6
Auto Components	3,304,823	3.3
Investment Company	66,264	0.1
	$98,990,427	100.0%

Morgan Stanley European Equity Fund Inc.

Notes to Portfolio of Investments • July 31, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Limited (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the

Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Auto Components	$—	$3,304,823	$—	$3,304,823
Biotechnology	—	4,817,563	—	4,817,563
Building Products	—	7,629,816	—	7,629,816
Chemicals	—	7,499,094	—	7,499,094
Food Products	—	3,920,828	—	3,920,828
Health Care Equipment & Supplies	—	7,133,649	—	7,133,649
Health Care Providers & Services	—	3,561,069	—	3,561,069
Hotels, Restaurants & Leisure	—	3,771,733	—	3,771,733
Household Products	—	6,486,737	—	6,486,737
Information Technology Services	—	4,053,272	—	4,053,272
Machinery	—	3,538,287	—	3,538,287
Pharmaceuticals	—	9,252,619	—	9,252,619
Professional Services	—	12,415,893	—	12,415,893
Semiconductors & Semiconductor Equipment	—	4,925,195	—	4,925,195
Software	—	4,692,357	—	4,692,357
Textiles, Apparel & Luxury Goods	—	8,111,216	—	8,111,216
Tobacco	—	3,810,012	—	3,810,012
Total Common Stocks	—	98,924,163	—	98,924,163
Short-Term Investment
Investment Company	66,264	—	—	66,264
Total Assets	$66,264	$98,924,163	$—	$98,990,427

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.